SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 23, 2022

Date of Report (Date of Earliest Event Reported)

UNITED CAPITAL CONSULTANTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55741	81-4625084
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3210 East Coralbell Ave.

Mesa, AZ 95204

(Address of principal executive offices) (zip code)

480-666-4116

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	N/A	N/A

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements are identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would,” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect the Company’s current views respecting future events and are based on assumptions and subject to risks and uncertainties.

Also, forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. You should read this report and the documents that the Company references and files as exhibits to this report in their entirety and with the understanding that actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available or other events occur in the future.

ITEM 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Acquisition of HD Commerce, Co. Ltd. Capital Stock

On August 23, 2022, United Capital Consultants, Inc. (“UCC”) entered into a series of Stock Purchase Agreements (the “Agreements”) to purchase shares of the capital stock of HD Commerce, Co. Ltd., a company organized under the laws of Thailand (“HD Commerce”) from two existing shareholders of HD Commerce (the “Sellers”), pursuant to which UCC shall acquire an aggregate total of Seven Thousand Five Hundred (7,500) shares of the capital stock of HD Commerce (the “Shares”), constituting a Fifteen Percent (15%) equity stake in HD Commerce. In exchange, UCC shall issue to the Sellers an aggregate amount of Seven Thousand (7,000) restricted shares of its common stock, to be distributed pro-rata to the Sellers. Clayton Patterson, an officer, director and shareholder of the Company, is one of the Sellers taking part in the above referenced transaction.

As an international enterprise focusing on new energy business, HD Commerce is headquartered in Bangkok, Thailand and is mainly engaged in the investment and development of renewable energy projects, such as photovoltaic power generation, EPC general contracting and asset management. HD Commerce is the exclusive distributor of photovoltaic modules and other solar energy products for ReneSola, a Tier 1 solar panel manufacturer, in Southeast Asia.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission.

10.1*	Stock Purchase Agreement between United Capital Consultants, Inc. and Clayton Patterson

10.2*	Stock Purchase Agreement between United Capital Consultants, Inc. and Thanachai Sawangphakdee

*   Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 29, 2022

UNITED CAPITAL CONSULTANTS, INC.

By: /s/ Clayton Patterson

Clayton Patterson

President